EXHIBIT 10.9

                                    AGREEMENT

BETWEEN:

             American Benefits Group, Inc. and all its subsidiaries
                          (hereinafter called "Inc.")

                                       and

                  Gerald E. Sklar (hereinafter called "Sklar")

                                       and

      TRIKAL International Management Limited (hereinafter called "TRIKAL")

      WHEREAS the parties hereto are inter-related in that Sklar is a Director of both corporate entities.

AND WHEREAS it is beneficial to Inc. for Sklar and TRIKAL to incur expenses on behalf of Inc. rather than have Inc. incur the expenses in it's own right.

AND WHEREAS Sklar and TRIKAL expect to be reimbursed for expenses of Inc. incurred by Sklar and TRIKAL.

WITNESSTH THAT:

1. Until Sklar and TRIKAL are otherwise informed by Inc. that Sklar and TRIKAL are hereby appointed agents of Inc. in all matters.

2. All expenses incurred by either Sklar or TRIKAL on Inc.'s behalf shall be submitted to Inc. for approval.

3. The assigned expenses shall be re-paid to either Sklar or TRIKAL as the case may be on the following terms, namely:

      a)    Inc. shall provide security to Sklar or TRIKAL;

      b) The expenses paid by Sklar or TRIKAL shall not bear interest to Inc.;

      c) The expenses shall be paid to Sklar or TRIKAL on demand provided that no demand may be made for at least one year and that payment is not to be made for at least one year after the Demand is made.

4. This Agreement shall extend to those expenses previously incurred by either Sklar or TRIKAL and approved by Inc.

5. In the event that Sklar and/or TRIKAL incur a debt or expense expecting that Inc. will approve the expense then and, in the event that the expense is not subsequently approved, Sklar and TRIKAL have no recourse against Inc. and are totally responsible for the debt or expense.

Wherefore the parties have agreed to be bound by the foregone as is evidenced by their execution hereof this 1st day of July 1997.


/s/Gerald E Sklar                             /s/Titus T D`Souza
--------------------------------------        ---------------------------
Gerald E. Sklar                                 Witness


/s/ Gerald E Sklar
--------------------------------------
TRIKAL International Management Limited


/s/ Jerry G Mikolajczyk
--------------------------------------
American Benefits Group, Inc.


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